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                                                                   EXHIBIT 10.43

                          ASSIGNMENT AND BILL OF SALE


                 FOR VALUE RECEIVED, BINHAD, INC. (formerly known as CAPITOL METALS CO., INC.), a California corporation ("Seller"), with its principal place of business located at 20000 S. Western Avenue, Torrance, California 90501, hereby bargains, sells, grants, conveys, transfers, assigns and delivers unto ANGELES ACQUISITION CORP., a Delaware corporation ("Assignee"), with its principal place of business located at 410 - 17th Street, Suite 400, Denver, Colorado 80202, and Assignee's successors and assigns, all of Seller's right, title and interest in and to the assets, properties and rights of Seller used directly or indirectly in the conduct of, or generated by or constituting, the Seller's steel processing and supply business and located or deemed located at Seller's place of business at the address above (collectively, the "Assets"), including, without limitation:

                 (a) except as provided below, all cash and cash equivalents, in transit, in hand or in bank accounts, all checks, drafts, certificates of deposit, treasury securities and investments;

                 (b) all notes, receivables, accounts receivable and unbilled charges and fees;

                 (c) all supplies, raw materials, spare parts, work-in-process, finished goods and other inventories;

                 (d)      all prepaid items and deposits held by third parties;

                 (e) all machinery, equipment, tools, vehicles, furniture, furnishings, leasehold improvements, goods and other tangible personal property;

                 (f) to the extent permitted by applicable law and except as provided below and in Section 1.5(a)(ii) of the Asset Purchase Agreement, dated as of December 1, 1997, between Seller and Consolidated Capital of North America, Inc., a Colorado corporation (the "Asset Purchase Agreement"), all rights under any written or oral contract, agreement, lease, sublease, instrument, license, certificate of occupancy, operating permit or any other permit or approval of any nature, or other document, commitment, arrangement, undertaking, practice or authorization;

                 (g) all of Seller's right, title and interest in and to the name "Capitol Metals Co., Inc.";

                 (h) all rights under any trademark, service mark, trade name or copyright, whether registered or unregistered, and any applications therefor;

                 (i) all technologies, methods, formulations, data bases, trade secrets, know-how, inventions and other intellectual property used in the Business or under development;


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                 (j)      except as provided below and subject to Section 12.3
         of the Asset Purchase Agreement, all information, files, accounts, books, records, data and plans related to the Business, including customer and supplier lists; and

                 (k) the Seller's Business as a going concern and its goodwill.

                 NOTWITHSTANDING THE FOREGOING, the Assets transferred hereunder shall not include any of the following:

                 (a)      the items set forth on Schedule 1.3 attached hereto;

                 (b) an amount of Cash sufficient, in the Seller's sole discretion, to pay (i) all expenses, liabilities and obligations of Seller which arose in the regular and ordinary course of the Business before the Closing Date, other than those referred to in Section 1.5(b)(i)(A) and 1.5(b)(i)(B) of the Asset Purchase Agreement; (ii) all liabilities and obligations of Seller under the Contracts (as defined in Section 1.5(a)(ii) of the Asset Purchase Agreement) which arose or relate to time periods before the Closing Date, and (iii) all expenses of Seller incurred in connection with the sale of the Assets, including expenses incurred by Seller's counsel but not including any professional fees;

                 (c) the corporate seal, certificate of incorporation, minute books, stock transfer records, tax returns, books of account and other records having to do with the corporate organization of Seller;

                 (d)      Daniel J. Eget's personal Lexus automobile;

                 (e) all claims, rights of action and choses in action of Seller that arose or accrued or relate to time periods prior to Closing, and

                 (f) all rights accruing to Seller under the Asset Purchase Agreement, and any and all documents and instruments executed or delivered in connection with the transaction contemplated thereby.


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                 TO HAVE AND TO HOLD the Assets unto Assignee, its successors and assigns, forever.

                 The Bill of Sale shall be, and shall be deemed to be, subject to that certain Order Approving Sale of Substantially All Property of The Estate Free and Clear of Liens and Interests, entered by the Bankruptcy Court in Seller's pending chapter 11 case on or about December 29, 1997 (the "Sale Approval Order").

                 ASSIGNEE ACKNOWLEDGES THAT SELLER HAS NOT MADE AND DOES NOT HEREBY MAKE ANY REPRESENTATION OR WARRANTY, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER INCLUDING, WITHOUT LIMITATION, THE DESIGN, QUALITY, CAPACITY, MATERIAL, WORKMANSHIP, OPERATION, CONDITION, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR HIDDEN OR LATENT DEFECTS OF THE ASSETS SOLD HEREUNDER OR ANY PORTION OF EITHER THEREOF OR AS TO PATENT INFRINGEMENT, COPYRIGHT INFRINGEMENT, TRADEMARK INFRINGEMENT OR THE LIKE, EXCEPT AS EXPRESSLY SET FORTH IN THE SALE APPROVAL ORDER OR THE ASSET PURCHASE AGREEMENT.

                 EXCEPT AS EXPRESSLY SET FORTH IN THE SALE APPROVAL ORDER OR THE ASSET PURCHASE AGREEMENT, SELLER SHALL NOT BE RESPONSIBLE FOR THE DELIVERY, INSTALLATION, MAINTENANCE, USE, OPERATION, PERFORMANCE, SERVICE, OR CONDITION OF ANY ASSET OR FOR ANY DELAY IN, OR INADEQUACY OF, ANY OR ALL OF THE FOREGOING. IN NO EVENT SHALL SELLER HAVE ANY LIABILITY TO ASSIGNEE, ASSIGNEE'S CUSTOMERS OR THIRD PARTIES, FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION ANY PERSONAL INJURY DAMAGES, LOSS OF PROFITS OR SAVINGS, LOSS OF USE, OR ANY OTHER LOSS OR DAMAGES OF ANY KIND OR NATURE, RESULTING FROM THE DELIVERY, INSTALLATION, MAINTENANCE, USE, OPERATION, PERFORMANCE, SERVICE OR CONDITION OF ANY ASSET OR ANY PORTION THEREOF, OR ANY DELAY OR FAILURE BY ANY VENDOR OR MANUFACTURER IN DELIVERING, INSTALLING AND/OR MAINTAINING ANY PERSONAL PROPERTY, OR ANY PORTION THEREOF, PERFORMING ANY SERVICE FOR ASSIGNEE, OR FOR ANY DAMAGES BASED ON STRICT OR ABSOLUTE


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TORT LIABILITY OR SELLER'S NEGLIGENCE, OR FOR CONSEQUENTIAL DAMAGES OF ANY
NATURE WHATSOEVER, EXCEPT AS EXPRESSLY SET FORTH IN THE ASSET PURCHASE
AGREEMENT.

                 IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their duly authorized officers on the dates set forth below.


                                     SELLER

                                     BINHAD, INC. (formerly known as CAPITOL
                                     METALS CO., INC.)


                                     By: /s/ Daniel J. Eget
                                        -----------------------------------
                                         Daniel J. Eget
                                         Chief Executive Officer

                                     Date: January 9, 1998


                                     ASSIGNEE

                                     ANGELES ACQUISITION CORP.



                                     By: /s/ Christian Wolf
                                        -----------------------------------
                                         Christian Wolf
                                         Chief Executive Officer

                                     Date: January 9, 1998


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